UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Sawyer Street, Suite 710 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 12, 2024, Prairie Operating Co. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to announce the Company’s entry into an asset purchase agreement to acquire the assets of Nickel Road Operating LLC (“NRO”). This Amendment No. 1 to the Original Form 8-K (this “Amendment No. 1”) is being filed with the Securities and Exchange Commission solely to amend and supplement Item 9.01 of the Original Form 8-K, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of NRO as of and for the years ended December 31, 2022 and December 31, 2021 and the unaudited financial statements of NRO as of and for the nine months ended September 30, 2023 and September 30, 2022 are filed as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

The report prepared by Cawley, Gillespie & Associates, Inc., independent petroleum engineers, relating to the Company’s estimated quantities of its pro forma reserves as of February 1, 2024, is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

The report prepared by Cawley, Gillespie & Associates, Inc., independent petroleum engineers, relating to NRO’s estimated quantities of its proved reserves as of December 31, 2022, is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 is filed as Exhibit 99.5 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Moss Adams LLP.
23.2	Consent of Cawley Gillespie & Associates Inc.
99.1	Audited financial statements of Nickel Road Operating LLC, as of and for the years ended December 31, 2022 and December 31, 2021.
99.2	Unaudited financial statements of Nickel Road Operating LLC, as of and for the nine months ended September 30, 2023 and September 30, 2022.
99.3	Report of Cawley, Gillespie & Associates Inc., dated January 11, 2024, as to the pro forma reserves of Prairie Operating Co. as of February 1, 2024.
99.4	Report of Cawley, Gillespie & Associates, Inc., dated November 6, 2023, as to the reserves of Nickel Road Operating LLC as of December 31, 2022.
99.5	Unaudited Pro Forma Condensed Combined Financial Information as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prairie Operating Co.
Date: February 9, 2024
	By:	/s/ Daniel T. Sweeney
Daniel T. Sweeney
General Counsel & Corporate Secretary